Archer Balanced Fund

Supplement to the Prospectus dated December 31, 2008

Supplement dated February 9, 2009

Investments in Fixed Income Securities:

          The Fund seeks total return, which is comprised of both income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities.  Under normal circumstances, the Fund invests up to 70% of its assets in equity securities and at least 30% of its assets in fixed income securities. Based on the current status of the fixed income markets, the Fund’s advisor, Archer Investment Corporation, has expanded the types of fixed income securities in which the Fund invests by including structured and convertible notes and hybrid certificates of deposit, which have an equity component. The advisor also has included cash and cash equivalents (such as money market funds) in the Fund’s fixed income portfolio.

          As a result, the section “Principal Strategies” on page 1 of the Prospectus is hereby revised by deleting the second and third paragraphs and replacing them with the following:

Under normal circumstances, the Fund will invest up to 70% of its assets in equity securities. The equity component of the Fund’s portfolio will primarily consist of securities of large capitalization companies (i.e., companies with market capitalizations over $10 billion), but the Fund may also invest in small- and mid-capitalization companies if the advisor believes that such investments provide opportunities for greater returns. Equity securities in which the Fund may invest include primarily common stocks, as well as securities convertible into common stocks, and exchange-traded funds (ETFs) that invest primarily in equity securities. The Fund may also invest in equity real estate investment trusts (REITs).

Under normal circumstances, the Fund will invest at least 30% of its assets in fixed income securities, cash and cash equivalents. Fixed income securities in which the Fund may invest include securities issued by the U.S. government and its agencies and instrumentalities, corporate bonds, preferred stock, foreign government bonds, municipal bonds, zero-coupon bonds, structured notes and similar products, reverse convertible notes, mortgage REITs, money market mutual funds and other money market instruments, hybrid certificates of deposit, and investment companies (such as ETFs) that invest primarily in fixed income securities. Fixed income securities in the Fund’s portfolio will primarily have maturities of five years or less; however, from time to time, the Fund may invest in fixed income securities with maturities of up to 30 years. The Fund typically invests in fixed income securities rated investment grade at the time of purchase (at least BBB/Baa or higher) as determined by one of the following rating organizations: Standard and Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the advisor to be of comparable quality. From time to time, depending on general market conditions and the prospects presented by the individual security, the Fund may invest in non-investment grade fixed income securities, commonly known as junk bonds. The Fund will not invest more than 5% of its assets (determined at the time of purchase) in junk bonds.

4871326.3

Reverse convertible notes are short-term notes with maturities of one year or less linked to individual equity securities or indexes which make a single coupon payment at maturity. The holder of the reverse convertible notes has the right to receive at maturity either a fixed cash payment or a fixed number of shares of common stock, depending on the price history of the underlying common stock. Structured notes are debt securities that contain an embedded derivative component that may be linked to a particular security, index (e.g., the S&P 500 Index), currency or interest rate (e.g., a certain prime rate). Rather than paying a straight fixed or floating coupon, the interest payment typically fluctuates based on the value of the linked item, as well as the underlying debt obligation. Certificates of deposit (“CDs”) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually up to one year) at a stated or variable interest rate. The Fund may also invest in a CD that requires a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year. In addition, the Fund may invest in CDs that grant the issuer the right to call the CD, typically after the expiration of a minimum period. This call feature essentially allows the issuer to maintain the interest rate on the CD at below-market rates. When interest rates go down, the issuer has an incentive to call the CD since it can borrow money in the market at lower rates. However, if interest rates rise, the issuer is not obligated to call the CD or raise the applicable interest rate to market levels. These hybrid CDs fluctuate in value (unlike a regular CD). If interest rates go down, a callable CD gains value; if interest rates go up, the CD loses value.

The following is added to the section “Principal Risks of Investing in the Fund” on page 3 of the Prospectus:

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a “buffer,” the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.

4871326.3

Hybrid Certificates of Deposit Risk. Unlike a regular CD, a callable CD fluctuates in value. If interest rates go down, the CD gains value; if interest rates go up, the CD loses value. Hybrid CDs typically offer higher interest rates than those available on, and often have longer maturities than, regular CDs.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

* * * * * *

          This Supplement supersedes and replaces prior supplements to the Prospectus dated December 31, 2008. You should read this Supplement in conjunction with the Prospectus, which provides the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated December 31, 2008 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 238-7701.

4871326.3

Archer Balanced Fund

Supplement to the Statement of Additional Information dated December 31, 2008

Supplement dated February 9, 2009

FUND INVESTMENTS

The following replaces the discussion of the Fund’s investments in financial service obligations in the Section “Additional Information about Fund Investments and Risk Considerations” on page 8 of the Statement of Additional Information:

G.        Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

                    1.       Certificates of Deposit. Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. However, the Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

                            The Fund may also invest in hybrid CDs, such as callable CDs. Unlike a regular CD, a callable CD fluctuates in value. If interest rates go down, the CD gains value; if interest rates go up, the CD loses value. The issuer of a callable CD has the right to call the CD, typically after the expiration of a minimum period. This call feature essentially allows the issuer to maintain the interest rate on the CD at below-market rates. When interest rates go down, the issuer has an incentive to call the CD since it can borrow money in the market at lower rates. However, if interest rates rise, the issuer is not obligated to call the CD or raise the applicable interest rate to market levels. Callable CDs typically offer higher interest rates than those available on regular CDs, and can have longer maturities.

                    2.   Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

                     3.   Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

J.         Structured Notes. Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular index, a security, currency, an interest rate or other financial indicator. Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

4871326.3

 A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. Structured products may also include participation certificates whose value may be fully or partially dependent on an underlying security (or group of securities) or index.

          Structured notes are subject to a number of fixed income risks including income risk, credit risk and market risk. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a “buffer,” the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note. Consistent with the Fund’s policy on illiquid investments, the Fund will only invest in structured products to the extent the Advisor determines that such products are liquid.

* *****

This Supplement supersedes and replaces prior supplements to the Statement of Additional Information dated December 31, 2008. Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 238-7701.

4871326.3